Liabilities related to associates and joint ventures	6 Months Ended
Jun. 30, 2026
Liabilities Related To Associates And Joint Ventures
Liabilities related to associates and joint ventures

23. Liabilities related to associates and joint ventures

In November 2015, the Fundão tailings dam owned in Mariana, Minas Gerais, by Samarco Mineração S.A. (“Samarco”) experienced a failure, flooding certain communities and impacting communities and the environment along the Doce River. The dam failure resulted in 19 fatalities and caused property and environmental damage to the affected areas. Samarco is a joint venture equally owned by Vale S.A. and BHP Billiton Brasil Ltda. (‘‘BHPB’’).

In October 2024, Vale, Samarco and BHPB, together with the Brazilian Federal Government, the State Governments of Minas Gerais and Espírito Santo, the Federal and State Public Prosecutors’ and Public Defenders’ Offices and other Brazilian public entities (jointly, “the Parties”) entered into an agreement for the integral and definitive reparation of the impacts derived from the Fundão dam collapse, in Mariana, Minas Gerais ("Definitive Settlement") which was ratified in November 2024, as shown in item b) below.

a) Changes in provision related to the Samarco dam failure

The changes on the provision are presented below:

Total
Balance as of December 31, 2025	2,613
Changes in estimates	43
Monetary and present value adjustments	104
Disbursements	(846)
Translation adjustments	183
Balance as of June 30, 2026	2,097

The cash outflows to meet the obligations are discounted to present value at an annual rate in real terms of 8.20% on June 30, 2026 (7.66% on December 31, 2025).

b) Definitive Settlement for the full reparation

The Definitive Settlement, estimated in US$32.6 billion (R$170 billion), replaced all previous agreements and covers both disbursements made prior to its ratification and new financial commitments, which will be paid over 20 years in remediation and compensation actions. In addition, it provides for initiatives to be implemented by Samarco, with disbursements estimated to occur within the three years following ratification.

Samarco has primary responsibility for the obligations, while Vale and BHPB hold subsidiary responsibility, in proportion to their 50% ownership interests, in case Samarco fails to comply such obligations. The judicial ratification of the agreement extinguished several significant lawsuits filed in Brazil, for which the requests for dismissal were jointly submitted by Vale, BHPB, and Samarco.

c) Remaining legal proceedings

With the Definitive Agreement, the public civil actions brought by the Brazilian Justice Institutions and Brazilian public authorities were substantially resolved and the parameters for compliance with the reparation and compensation for damages were defined. Thus, the remaining most relevant legal proceedings are shown below:

Claims in the United Kingdom and the Netherlands

In July 2024, Vale and BHP have entered into a confidential agreement without any admission of liability pursuant to Vale and BHP will share equally any potential payment obligations arising from the UK and Dutch Claims, described below.

London claim - As a result of the rupture of Samarco’s Fundão dam failure, BHP Group Ltd (“BHP”) was named as defendant in group action claims for damages filed in the courts of England and Wales for approximately 610,000 claimants, between individuals, companies and municipalities from Brazil that were supposedly affected by the Samarco dam failure (the “UK Claim”).

The proceeding was structured in phases, with the first phase devoted to assessing BHP’s liability for the Fundão dam failure. Following the trial of the first phase, held between October 2024 and March 2025, the English court issued a decision in November 2025 recognizing BHP’s liability under Brazilian law. The decision also confirmed the validity of the waivers and release agreements executed by claimants who had already been compensated in Brazil, which will reduce the number of claimants and the amount of the claims.

The Company, as a result of this decision, reassessed the likelihood of loss in relation to this proceeding as probable, and recognized an additional provision of US$449, corresponding to its 50% interest in Samarco, in the income statement as "Equity results and other results in associates and joint ventures", which is presented in the statement of financial position as "Liabilities related to associates and joint ventures", as it is associated with the failure of the Fundão tailings dam, owned by Samarco.

In May 2026, the Court of Appeal of England denied the BHP’s application for permission to appeal the decision. Preparations are currently underway for the second phase of the trial. This phase will analyze general matters related to causal link and alleged damages, and in this phase parties will need to produce evidence. The judgment of this case is foreseen to take place between April 2027 and March 2028.

Netherlands proceeding - A proceeding was filed against the Company by certain Brazilian municipalities, a company, and a foundation that represents thousands of individuals and some entities, alleging that they were affected by the failure of Samarco’s Fundão dam in 2015.

In March 2024, a court in Amsterdam granted a preliminary injunction freezing the shares in Vale Holdings B.V., a wholly owned subsidiary incorporated in the Netherlands, and the economic rights attached to those shares, for securing the approximate amount of US$1,050 (EUR920 million). In 2025, with the adherence of three municipalities (Iapu, Ponte Nova and Rio Casca) to the Definitive Agreement, they ceased to be part of the litigation and the securing amount was reduced to approximately US$851 (EUR745.4 million). In November 2025, as a result of a settlement reached in a lawsuit before the Federal Regional Court, the company that was part of the group of plaintiffs also ceased to be part to the litigation.

In October 2025, Vale submitted its jurisdictional defense in response to the lawsuit filed against the Company, and the hearing for the first stage of the proceedings took place in July 2026. At that hearing, the judgment date was estimated to be October 2026, although it may be postponed. As a result, a decision is not expected to be issued before the fourth quarter of 2026.

The likelihood of loss of this proceeding is considered possible. However, considering the initial phase, it is not yet possible to reliably estimate the amount of a potential loss, and an estimate may become quantifiable as the case progresses.